Exhibit 10.1

FARMER BROS. CO.

FORM OF

2007 OMNIBUS PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

                Farmer Bros. Co., a Delaware corporation (the “Company”), pursuant to its 2007 Omnibus Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s Stock set forth below (the “Option”). This Option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Exercise Price per Share:		$

Total Exercise Price:		$

Total Number of Shares Subject to the Option:

Expiration Date:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

Vesting Schedule:

One-third (1/3) of the Total Number of Shares Subject to the Option, rounded down to the nearest whole number of shares, vest on each of the first two anniversaries of the Grant Date, and the remainder vest on the third anniversary of the Grant Date, subject to the acceleration provision of the Stock Option Agreement.

                By his or her signature, Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Stock Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

FARMER BROS. CO.		PARTICIPANT

By:		By:

Print Name:		Print Name:

Title:

Address:	20333 South Normandie Avenue Torrance, California 90502	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

STOCK OPTION AGREEMENT

                Pursuant to the Stock Option Grant Notice (“Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, Farmer Bros. Co., a Delaware corporation (the “Company”), has granted to Participant an option under the Company’s 2007 Omnibus Plan (the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I

GENERAL

                1.1           Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

                1.2           Incorporation of Terms of Plan. The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference.

ARTICLE II

GRANT OF OPTION

                2.1           Grant of Option. In consideration of Participant’s past and/or continued employment with or service to the Company or a Parent or Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

                2.2           Exercise Price. The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that if this Option is designated as an Incentive Stock Option, the price per share of the shares subject to the Option shall not be less than the greater of (i) 100% of the Fair Market Value of a share of Stock on the Grant Date, or (ii) 110% of the Fair Market Value of a share of Stock on the Grant Date in the case of a Participant then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code).

                2.3           Consideration to the Company. In consideration of the grant of the Option by the Company, Participant agrees to render faithful and efficient services to the Company or any Parent or Subsidiary. Nothing in the Plan or this Agreement shall confer upon Participant any right to (a) continue in the employ of the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Parents and  Subsidiaries, which are hereby expressly reserved, to discharge Participant, if Participant is an Employee, or (b) continue to provide services to the Company or any Parent or Subsidiary or shall interfere with or restrict in any way the rights of the Company or its Parents and Subsidiaries, which are hereby expressly reserved, to terminate the services of Participant, if Participant is a Consultant, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company, a Parent or a Subsidiary and Participant, or (c) continue to serve as a member of the Board or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge Participant in accordance with the Company’s Bylaws.

ARTICLE III

PERIOD OF EXERCISABILITY

                3.1           Commencement of Exercisability

                                (a)           Subject to Sections 3.3 and 5.8, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

                                (b)           No portion of the Option which has not become vested and exercisable at the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided in the Grant Notice, this Agreement, by the Administrator or as set forth in a written agreement between the Company and Participant.

                3.2           Duration of Exercisability. The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

                3.3           Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

                                (a)           The expiration of seven years from the Grant Date;

                                (b)           If this Option is designated as an Incentive Stock Option and Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date; or

                                (c)           Except as set forth in a written agreement with the Company, the expiration of three months following the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy, unless such termination occurs by reason of Participant’s retirement, death or Disability; or

                                (d)           The expiration of one year following the date of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy by reason of Participant’s retirement, death or Disability.

                Participant acknowledges that an Incentive Stock Option exercised more than three months after Participant’s Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

                3.4           Special Tax Consequences. Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option, are exercisable for the first time by Participant in any calendar year exceeds $100,000 (or such other limitation as imposed by Section 422(d) of the Code), the Option and such other options shall be treated as not qualifying under Section 422 of the

Code but rather shall be considered Non-Qualified Stock Options. Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

                3.5           Acceleration of Vesting

                                (a)           Acceleration of Vesting Upon Death or Disability. In the event of Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy by reason of Participant’s death or Disability,  Participant or Participant’s estate will have the right to exercise the Option during the applicable time period set forth in Section 3.3 with respect to the then vested shares plus a pro rata portion of the unvested shares as of the date of such termination determined as follows:

(Actual Number of Service Days During Remaining Vesting Period)

(Total Number of Days During Remaining Vesting Period)                          X             (No. of Unvested Shares) = (Accelerated Shares)

                                (b)           Other Events.  The Administrator retains the discretion to determine whether an acceleration of vesting will occur upon the occurrence of certain other events, including Termination of Consultancy, Termination of Directorship, and Termination of Employment other than by reason of death or Disability, and an impending Change in Control.

ARTICLE IV

EXERCISE OF OPTION

                4.1           Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

                4.2           Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

                4.3           Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

                                (a)           An Exercise Notice in writing signed by Participant or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator. Such notice shall be substantially in the form attached as Exhibit B to the Grant Notice (or such other form as is prescribed by the Administrator); and

                                (b)           Subject to Section 5.1(c) of the Plan:

                                                (i)            Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised; or

                                                (ii)           Such payment may be made, in whole or in part, through the delivery of shares of Stock which have been owned by Participant for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                                                (iii)          Through the delivery of a notice that Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                                                (iv)          Subject to any applicable laws, any combination of the consideration provided in the foregoing paragraphs (i), (ii) and (iii); and

                                (c)           A bona fide written representation and agreement, in such form as is prescribed by the Administrator, signed by Participant or the other person then entitled to exercise such Option or portion thereof, stating that the shares of Stock are being acquired for Participant’s own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder and any other applicable law, and that Participant or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Administrator may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations and any other applicable law. Without limiting the generality of the foregoing, the Administrator may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                                (d)           The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b), subject to Section 16.3 of the Plan; and

                                (e)           In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than Participant, appropriate proof of the right of such person or persons to exercise the Option.

                4.4           Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

                                (a)           The admission of such shares to listing on all stock exchanges on which such Stock is then listed; and

                                (b)           The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

                                (c)           The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

                                (d)           The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which may be in the form of consideration used by Participant to pay for such shares under Section 4.3(b); and

                                (e)           The lapse of such reasonable period of time following the exercise of the Option as the Administrator may from time to time establish for reasons of administrative convenience.

                4.5           Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until such shares shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Article 12 of the Plan.

ARTICLE V

OTHER PROVISIONS

                5.1           Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan and this Agreement.

                5.2           Option Not Transferable.

                                (a)           Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying the Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                                (b)           Notwithstanding any other provision in this Agreement, with the consent of the Administrator and to the extent the Option is not intended to qualify as an Incentive Stock Option, the Option may be transferred to one or more Permitted Transferees, subject to the terms and conditions set forth in Section 11.3(b) of the Plan.

                                (c)           Unless transferred to a Permitted Transferee in accordance with Section 5.2(b), during the lifetime of Participant, only Participant may exercise the Option or any portion thereof.  Subject to such conditions and procedures as the Administrator may require, a Permitted Transferee may exercise the Option or any portion thereof during Participant’s lifetime. After the death of Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

                5.3           Restrictive Legends and Stop-Transfer Orders.

                                (a)           The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

                                (b)           Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                                (c)           The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

                5.4           Shares to Be Reserved. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

                5.5           Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                5.6           Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                5.7           Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware, without regard to the conflicts of law principles thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

                5.8           Conformity to Securities Laws. Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                5.9           Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of Participant.

                5.10         Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

                5.11         Notification of Disposition. If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares or (b) within one year after the transfer of such shares to him. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

                5.12         Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                5.13         Entire Agreement. The Plan and this Agreement (including all Exhibits hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

EXHIBIT B

TO STOCK OPTION GRANT NOTICE

FORM OF EXERCISE NOTICE

                Effective as of today,                               ,                         the undersigned (“Participant”) hereby elects to exercise Participant’s option to purchase                               shares of the Stock (the “Shares”) of Farmer Bros. Co., a Delaware corporation (the “Company”), under and pursuant to the Farmer Bros. Co. 2007 Omnibus Plan (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated                               (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Payment delivered herewith:		$
(Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Form of Payment:

(Please specify)
Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

                Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement. Participant agrees to abide by and be bound by their terms and conditions. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

ACCEPTED BY:
FARMER BROS. CO.	SUBMITTED BY:

By:	By:

Print Name:	Print Name:

Title:	Address:

B-1